UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 26, 2017

Western Capital Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52015	47-0848102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11550 “I” Street, Suite 150, Omaha, NE 68137

(Address of principal executive offices) (Zip Code)

(402) 551-8888

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure

On October 26, 2017, Western Capital Resources, Inc. posted a redacted slideshow presentation on its corporate website (www.westerncapitalresources.com) containing information about certain of its subsidiary businesses. The slideshow presentation is being shown at an annual meeting of investors in an affiliate of Western Capital Resources. A copy of the slideshow presentation (redacted to exclude certain information not relating to Western Capital Resources) is attached to this report as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(d)       Exhibits.

Exhibit No.	Description
99.1	Slideshow presentation (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Capital Resources, Inc.

Date: October 26, 2017	By:	/s/ John Quandahl
John Quandahl Chief Executive Officer, President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Slideshow presentation